SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported )  February 14, 1997



                 CINCINNATI MICROWAVE, INC.
(Exact name of registrant as specified in its charter)





        Ohio        	            0-13136         31-0903863
(State or other jurisdiction			(Commission			(I.R.S. Employer
         of incorporation)		 	File Number)			Identification No.)



One Microwave Plaza, Cincinnati, Ohio    	           45249-9502
(Address of principal executive office) 	            (Zip Code)



Registrant's telephone number, including area code	 (513) 489-5400



(Former name, former address and former fiscal year, if changed since last report)

Form 8-K								Cincinnati Microwave, Inc.

Item 3.   Bankruptcy or Receivership

	On February 14, 1997, Cincinnati Microwave, Inc. filed a voluntary petition for relief under Chapter 11, Title 11 of the United States Code in the
United States Bankruptcy Court for the Southern District of Ohio, Western
Division, in Cincinnati, Ohio (Case No. 1-97-10882).  The Company will continue in possession of its estate as a debtor in possession.

Form 8-K				Cincinnati Microwave, Inc.

Item 7.   Financial Statements and Exhibits

(c) Exhibits.

	99(i) - Press release of Cincinnati Microwave, Inc. dated February 14, 1997.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati Microwave, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 14, 1997

CINCINNATI MICROWAVE, INC.

By
Elaine M. Bacon
Assistant Corporate Secretary